Shareholders’ Equity	1 Months Ended
Jan. 31, 2011
Shareholders' Equity
Shareholders? Equity

3. Shareholders' Equity

        Under the declaration of trust of the Company, the total number of shares initially authorized for issuance is 100,000 common shares. The board of trustees may amend the declaration of trust to increase or decrease the number of authorized shares.

        At formation, the Company issued each of its two shareholders 500 common shares at $1 per share.